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                                                                 EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Registration Statement No. 333-34551 on Form S-8 and Registration Statement Nos. 33-71798, 33-99722, 33-93914 and 333-37955 on Form S-3 of Dura Pharmaceuticals, Inc. of our report dated January 20, 1998, incorporated by reference in this Annual Report on Form 10-K of Dura Pharmaceuticals, Inc. for the year ended December 31, 1997.

/s/ Deloitte & Touche LLP


San Diego, California
March 27, 1998